EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Enzon Pharmaceuticals, Inc. (the "Company") on Form 10-K for the fiscal year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth J. Zuerblis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Kenneth J. Zuerblis
                                        ----------------------------------------
                                        Executive Vice President Finance,
                                        (Principal Executive Officer)
                                        Chief Financial Officer
                                        (Principal Financial Officer) and
                                        Corporate Secretary
                                        September 13, 2004

Assigned original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Enzon Pharmaceuticals, Inc. and furnished to the Securities Exchange Commission or its staff upon request.


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